3
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 26, 2003

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of March 26, 2003, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMAC Home Equity Loan-Backed Term Notes, Series 2003-HE1)



                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                          333-86786            41-1955181
--------                          ---------            ----------
(State or Other Jurisdiction      (Commission          (I.R.S. Employer
of Incorporation)                 File Number)         Identification No.)


       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code,
                     is (952) 832-7000 Exhibit Index located
                                    on Page 4

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.
        ------------

On March 26, 2003, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMAC Home Equity Loan-Backed Term Notes, Series 2003-HE1, pursuant to an Indenture, dated as of March 26, 2003, between GMAC Home Equity Loan Trust 2003-HE1, as issuer and the Wells Fargo Bank Minnesota, N.A., as Indenture Trustee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

        4.1 Servicing Agreement dated as of March 26, 2003 among GMAC Mortgage Corporation, as servicer, Wells Fargo Bank Minnesota, N.A., as indenture trustee, and the GMACM Home Equity Loan Trust 2003-HE1, as issuer.

        4.2 Trust Agreement dated as of March 26, 2003 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

        4.3 Indenture dated as of March 26, 2003 between GMACM Home Equity Loan Trust 2003-HE1, as issuer, and Wells Fargo Bank Minnesota, N.A., as indenture trustee, and Appendix A thereto.

        10.1 Mortgage Loan Purchase Agreement dated as of March 26, 2003 among GMAC Mortgage Corporation, as seller, Walnut Grove Mortgage Loan Trust 2001-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2003-HE1.

        10.2 Note Guaranty Insurance Policy issued by Financial Guaranty Insurance Company relating to GMACM Home Equity Loan-Backed Term Notes, Series 2003-HE1.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                                By:    /s/Patricia C. Taylor
                                Name:  Patricia C. Taylor
                                Title: Vice President


Dated:  April 10, 2003

                                  EXHIBIT INDEX


Exhibit Number               Description


4.1 Servicing Agreement dated as of March 26, 2003 among GMAC Mortgage Corporation, as servicer, Wells Fargo Bank Minnesota, N.A., as indenture trustee, and the GMACM Home Equity Loan Trust 2003-HE1, as issuer.

4.2 Trust Agreement dated as of March 26, 2003 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.3 Indenture dated as of March 26, 2003 between GMACM Home Equity Loan Trust 2003-HE1, as issuer, and Wells Fargo Bank Minnesota, N.A., as indenture trustee, and Appendix A thereto.

10.1 Mortgage Loan Purchase Agreement dated as of March 26, 2003 among GMAC Mortgage Corporation, as seller, Walnut Grove Mortgage Loan Trust 2001-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2003-HE1.

10.2 Note Guaranty Insurance Policy issued by Financial Guaranty Insurance Company relating to GMACM Home Equity Loan-Backed Term Notes, Series 2003-HE1.